UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): December 14, 2018

Integral Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-28353	98-0163519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

412 Mulberry, Marietta, Ohio	45750
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 550-1770

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02  Termination of a Material Definitive Agreement.

On December 14, 2018, Integral Technologies, Inc. (the “Company”) terminated its Management and Services Agreement with Integral Technologies Asia Inc. (“Integral Asia”) dated February 28, 2014 (the “Services Agreement”).  A total of $916,066 in amounts payable by the Company had accrued to Integral Asia for services rendered under the agreement.  Integral Asia agreed to forgive a total of $881,566 upon termination of the agreement and the employment agreements with Young Min Kim, President of Integral Asia, and Hyung Jin Song, Chief Executive Officer and a director of Integral Asia.

In connection with the termination of the Services Agreement, also on December 14, 2018, the Company and Integral Asia entered into separation and release agreements with Mr. Kim, and Mr. Song (collectively the Termination Agreements”).  Mr. Kim has resigned from his position as President, and Mr. Song has resigned as Chief Executive Officer, but remains a director of Integral Asia.

Pursuant to their employment agreements, the Company and Integral Asia owed $100,000 annually to Mr. Kim and $150,000 annually to Mr. Song.  The Termination Agreements released the Company of a total of $881,566 in exchange for the following cash payments:

●         The Company will pay Mr. Kim a total of $14,100, of which $7,350 is for out of pocket expenses.

●         The Company will pay Mr. Song a total of $20,400, of which $13,650 is for out of pocket expenses.

Payments to Mr. Song and Mr. Kim will be made in two equal installments, the first of which is due ten days after execution of the Termination Agreements, and the second which is due 20 days after execution.

The Company is in the process of closing its Asia office as a cost savings measure and will initiate the process of winding up Integral Asia.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

See above under Item 1.02 for relevant information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRAL TECHNOLOGIES, INC.

Dated: December 14, 2018	By:	/s/Doug Bathauer
	Name:	Doug Bathauer
	Title:	CEO